                                                                    EXHIBIT 32.1

         CERTIFICATION OF THE PRINCIPAL EXECUTIVE AND FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Nigel P. Ekern, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly
Report of Net Perceptions, Inc. on Form 10-Q for the quarter ended June 30,
2004, fully complies with the requirements of Section 13(a) or 15(d) of the
Securities Exchange Act of 1934 and that information contained in such Quarterly
Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Net Percpetions, Inc.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the
Securities and Exchange Commission or its staff upon request.

         /s/ Nigel P. Ekern
---------------------------------------
Name:  Nigel P. Ekern
Title: Chief Administrative Officer
       (Principal Executive Officer and
       Principal Financial Officer)

Date:  August 16, 2003